Exhibit 10.41

FIRST AMENDMENT
TO THE
SJW CORP.
DEFERRAL ELECTION PROGRAM FOR
NON-EMPLOYEE BOARD MEMBERS
(As Amended and Restated on January 30, 2006, and As Further Amended June 1, 2006, December 6, 2007 and October 30, 2013)

WHEREAS, SJW Corp. (“SJW California”) maintained the SJW Corp. Deferral Election Program for Non-Employee Board Members (the “Program”);
WHEREAS, SJW California was merged with and into SJW Group, Inc., a Delaware corporation and wholly-owned subsidiary of SJW California (the “Company”);
WHEREAS, effective upon the merger of SJW California with and into the Company (the “Merger”), the Company changed its name to SJW Group;
WHEREAS, at the effective time of the Merger, the Company assumed the Program; and
WHEREAS, the Company wishes to amend the Program to reflect the assumption of the Program by the Company at the effective time of the Merger.
NOW, THEREFORE, the Program is hereby amended as follows to be effective upon consummation of the Merger:
1.The title of the Program shall be revised to “SJW Group Deferral Election Program for Non-Employee Board Members”.
2.All references to “SJW Corp.” in the Program shall be replaced with references to “SJW Group”.
3.Except as expressly modified by this First Amendment, all the terms and provisions of the Program shall continue to remain in full force and effect.
[Signature Page Follows]

DB2/ 30717162.2

IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed on this 15th day of November, 2016.

SJW Group

By:	/s/ W. Richard Roth
W. Richard Roth, President,
Chief Executive Officer and
Chairman of the Board of Directors

DB2/ 30717162.2
[Signature Page to the First Amendment to the
Deferral Election Program for Non-Employee Board Members]